UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act File Number 811-09679
                                                    ---------

                               Lend Lease Funds
                               ----------------
              (Exact name of Registrant as specified in charter)

                        803 West Michigan Street, Suite A
                               Milwaukee, WI 53233
                               -------------------
               (Address of principal executive offices) (Zip code)

                              Constance Dye Shannon
                             UMB Fund Services, Inc.
                        803 West Michigan Street, Suite A
                               Milwaukee, WI 53233

                                    Copy to:
                        Elizabeth Shea Fries, Esq., P.C.
                               Goodwin Procter LLP
                                 Exchange Place
                              Boston, MA 02109-2881
                              ---------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: (414) 271-5885
                                                          --------------

                     Date of fiscal year end: January 31
                                              ----------

                  Date of reporting period: January 31, 2004
                                            ----------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act"):

                                LEND LEASE FUNDS:

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND


                                  ANNUAL REPORT

                                JANUARY 31, 2004



                                (LEND LEASE logo)
                             REAL ESTATE INVESTMENT



Shares of Lend Lease Funds are distributed by an independent third party, UMB
                         Distribution Services, LLC.

Dear Shareholder:                                               January 31, 2004


We are delighted to present you with Lend Lease Funds' annual report for fiscal year ended January 31, 2004. This marks our fourth year in the mutual fund arena and despite the negative publicity surrounding mutual funds, we believe they provide an efficient means for investors to gain exposure to multiple asset classes. We would like to take this opportunity to thank you for your investment in, and continued support of, Lend Lease Funds.

This past year was a welcome reprieve for many investors from what had been a difficult three-year stretch as most major stock market averages experienced negative results between 2000 and 2002. 2003 proved to be a better year as measured by absolute performance for almost all segments of the investment arena. For REITs, 2003 marked the fourth year of positive performance as measured by the various real estate securities indices.

Lend Lease U.S. Real Estate Securities Fund (the "Fund") also experienced its fourth consecutive year of positive performance. For the fiscal year ended January 31, 2004, the average annual returns since inception for Class Y shares, the Wilshire REIT Index and the S&P 500/R Index were 21.44%, 21.60% and -3.86%, respectively. For a more detailed discussion of the Fund's performance, please see the Management's Discussion of Fund Performance section of this report.

While we presently believe that there are positive opportunities in the real estate securities markets, it is worthwhile to note the potential risks involved with investing in these securities, and consequently in the Fund. In addition to the normal risks associated with investing in equities in general, investments in the Fund are exposed to fluctuations in the real estate market, interest rate risk and the risks associated with investing in a single asset class.

As we diligently monitor our universe of companies, their markets and portfolio activities, our experienced management team will continue to employ the same disciplined and research driven approach to their investment management process. It has been our pleasure to serve you and we appreciate your loyalty to Lend Lease Funds. As always, if you have any questions or issues or you would like to make an additional purchase, you can call and talk to a shareholder services representative at 1-877-563-5327.

Sincerely,

Michael A. Torres
Chairman and President



UMB Distribution Services, LLC, Distributor

Not authorized for use unless preceded or accompanied by a current Lend Lease Funds prospectus.

A message from your portfolio manager:

We are delighted to provide you with our report for the fiscal year ended January 31, 2004. During that period, Class Y shares of Lend Lease U. S. Real Estate Securities Fund (the "Fund") gained 41.88% while Class K shares gained 41.21% vs. a gain of 45.89% for the Wilshire REIT Index.(1) These results are impressive relative to the S&P 500/R Index(2), which gained 34.57% over the same period. For the year ended December 31, 2003, Class Y shares returned 33.14% versus 36.19% for the Wilshire REIT Index. Since inception (February 16,
2000) cumulative total returns for Class Y shares, the Wilshire REIT Index and the S&P 500/R Index for the period ended January 31, 2004, were 115.76%,
116.90% and -14.44%, respectively, and for the period ended December 31, 2003 were 108.07%, 108.56% and -15.98% respectively. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class K and Class Y shares will differ due to differences in class expenses. Current performance may be higher or lower than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-877-563-5327.

For the reporting period, REITs, as evidenced by the Wilshire REIT Index, delivered a fourth year of outperformance relative to broader equity benchmarks as shown above. The Wilshire REIT Index ended the reporting period with twelve consecutive months of positive performance, something never before accomplished in its 25-year history. Anecdotally, of all the components of the Wilshire REIT Index, only one local retail company failed to post positive returns for the reporting period while the best performing company was up 90.59% for the year. The outperformance of the Wilshire REIT Index was accomplished in spite of strong gains for the year by all property types as investors have sought the dividend income provided by REITs.

The Fund's return for the fiscal year was primarily driven by security selection. The Fund's regional retail holdings were the largest contributors, with two of the three best performing positions in the Fund last fiscal year coming from this sector. The three best performing holdings were General Growth Properties, a national mall company, up 90.33%, Vornado Realty Trust, an office/retail company, up 74.54% and Macerich Company, a national mall company, up 73.14%.*

With respect to sector performance, retail continued to shine, with the two retail sectors (local and regional) being among the top three performing sectors for the Fund this past year. As the economic picture brightened throughout the fiscal year, consumers continued to spend which helped to bolster returns within the retail sectors. Regional malls returned 72.14% and shopping centers returned 47.78%. The office sector returned a solid 54.28% despite less than favorable fundamentals relative to the other real estate sectors. The weakest performing sector, apartments, still returned an outstanding 28.69% for the Fund.

The Fund has actively avoided the non-core sectors of the commercial real estate market since inception. Non-core real estate sectors include factory outlet, hotel, manufactured housing and storage. These sectors are considered non-core because the prices of the companies within the sector are not tied to the actual buildings they own, but the property they are built on and other economic factors. Within the Wilshire REIT Index, these sectors comprise nearly 14% of the market. Our decision to avoid non-core sectors held the Fund's performance down this fiscal year as factory outlets returned 68.41%, storage returned 54.40% and hotels returned 43.66%. While the Fund did miss out on these attractive returns, it did not take on the added potential risk associated with these volatile sectors. We believe the Fund has been successful in seeking to control risk while still providing competitive returns. The Morningstar rating service indicates that the Fund's risk measured for the three-year period ended January 31, 2004 is "below average" versus the universe of all real estate mutual funds.

To further seek to reduce the volatility as well as to enhance the yield of the Fund, we continued to add to the Fund's preferred position throughout the past year. At period end, 8.01% of the Fund was spread among six such holdings, with a 7.20% average yield. While the Fund did benefit from the enhanced yield and less volatile nature of these holdings, they did hold back the total return of the Fund. As a whole, the preferred positions returned 16.41% for the fiscal year.

The past year was an interesting one for the REIT industry. While the asset class had another great year of performance on a relative basis, the REIT industry battled an operating environment that was difficult for all but the retail sector. Retail real estate companies have performed well through what most retail analysts loosely term a recession for the sector. The balance sheets of the retailers are significantly stronger than in past downturns, leading to fewer tenant bankruptcies and, as a result, fewer unscheduled vacancies in malls and shopping centers. For the past three years, retail REITs have been able to report stable occupancies and double-digit rent increases from new/renewing tenants while the retailers are reporting flat same-store sales.

In comparison, the operating fundamentals of the apartment sector continued to be weak. Low mortgage interest rates were still luring renters away to home ownership. Meanwhile, fueled by low cost capital, developers continued to build rental properties; new apartment starts have averaged more than 300,000 units per annum since the late 1990s. The near term demand for apartments remained soft as the jobless economic recovery failed to reduce the unemployment rate substantially. Immigration, a significant source of rental demand, also has softened since 9/11; new arrivals into the country per annum have dropped by approximately 150,000 since the early 1990s.

Office fundamentals were not much better. Occupancy rates seemed to be stabilizing but only at the expense of cyclically high concessions to tenants in the form of tenant improvements and leasing commissions. Given that rents for office space peaked in late 2000 and lease terms for tenants range between five and ten years, landlords continued to see lower rents upon lease expiration. Moreover, while demand for office properties continued to be propped up by historically low interest rates, the only way that landlords could take advantage of the disconnect between a strong sales market and a weak operating environment (and improve the balance sheet and dividend coverage) was to sell assets, thereby further weakening future earnings potential.

Looking forward into 2004, we believe the operating performance of REITS will improve from the trough of 2003, albeit unevenly across the various property types. Critical to our assessment is that earnings multiples remain at current levels, supported by a continued low interest rate environment for at least the first half of 2004. Finally, we believe that investor demand for REITs will be positive though perhaps not at the levels of the past few years. We also like to remind investors to consider the risks inherent in investing in REITs such as risks associated with the real estate industry, liquidity, and small market capitalization.

As always, we vigilantly analyze and monitor each REIT's premium / discount to its underlying net asset value and strive to manage the Fund to produce an attractive risk adjusted return for our investors. By doing so, investors may enjoy the diversification benefits of real estate in a multi-asset class portfolio.

Michael A. Torres
Chief Executive Officer, Lend Lease Rosen Real Estate Securities LLC




--------
*Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, its adviser, sub-adviser or distributor.

(1) The Wilshire REIT Index is an unmanaged market capitalization weighted index of U.S. publicly traded real estate investment trusts (REITS) representing a variety of property types.

(2) The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500/R Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                         GROWTH OF A $10,000 INVESTMENT

LEND LEASE FUNDS
GROWTH OF $10,000
INVESTMENT
PLOT POINTS
1/31/04

                         Lend Lease
                          U.S. Real
                           Estate
                         Securities          S&P 500       Wilshire REIT
                       Fund, Class K                           Index

          02/16/00       10,000.00          10,000.00        10,000.00
          02/29/00       10,020.00           9,751.07         9,956.80
          03/31/00       10,500.00          10,705.02        10,351.59
          04/30/00       11,200.00          10,382.90        11,085.51
          05/31/00       11,380.00          10,169.85        11,227.30
          06/30/00       11,777.76          10,420.53        11,508.09
          07/31/00       12,857.73          10,257.66        12,590.54
          08/31/00       12,338.12          10,894.76        12,118.90
          09/30/00       12,898.06          10,319.63        12,583.78
          10/31/00       12,228.97          10,275.98        12,044.32
          11/30/00       12,517.19           9,465.82        12,293.51
          12/31/00       13,331.91           9,512.11        13,165.62
          01/31/01       13,133.08           9,849.60        13,160.88
          02/28/01       12,955.18           8,951.51        12,943.59
          03/31/01       12,985.73           8,384.43        13,028.89
          04/30/01       13,218.75           9,035.99        13,310.83
          05/31/01       13,483.55           9,096.53        13,634.95
          06/30/01       14,302.01           8,875.12        14,442.55
          07/31/01       14,045.28           8,787.79        14,152.26
          08/31/01       14,612.22           8,237.67        14,715.23
          09/30/01       14,287.46           7,572.48        14,073.94
          10/31/01       13,701.65           7,716.89        13,594.72
          11/30/01       14,406.80           8,308.85        14,415.30
          12/31/01       14,782.23           8,381.63        14,783.76
          01/31/02       14,578.96           8,259.35        14,725.36
          02/28/02       14,838.69           8,100.11        15,047.70
          03/31/02       15,767.74           8,404.75        16,020.83
          04/30/02       15,790.51           7,895.17        16,108.63
          05/31/02       16,097.90           7,836.98        16,324.00
          06/30/02       16,576.93           7,278.68        16,757.57
          07/31/02       15,726.24           6,711.30        15,850.31
          08/31/02       15,933.16           6,755.40        15,864.10
          09/30/02       15,351.13           6,021.22        15,236.68
          10/31/02       14,607.96           6,551.21        14,418.62
          11/30/02       15,258.23           6,936.81        15,107.83
          12/31/02       15,482.75           6,529.27        15,313.90
          01/31/03       15,057.92           6,358.21        14,867.96
          02/28/03       15,411.95           6,262.83        15,138.85
          03/31/03       15,782.49           6,323.58        15,507.33
          04/30/03       16,294.29           6,844.65        16,104.99
          05/31/03       17,056.04           7,205.36        17,016.53
          06/30/03       17,438.10           7,297.30        17,383.91
          07/31/03       18,255.33           7,425.73        18,308.56
          08/31/03       18,411.56           7,570.53        18,461.08
          09/30/03       18,954.40           7,490.14        19,110.54
          10/31/03       19,209.23           7,913.85        19,394.14
          11/30/03       20,022.26           7,983.49        20,248.64
          12/31/03       20,510.33           8,402.16        20,855.70
          01/31/04       21,263.11           8,556.39        21,690.34

                         Lend Lease
                          U.S. Real
                           Estate
                         Securities          S&P 500       Wilshire REIT
                       Fund, Class Y                           Index

          02/16/00       10,000.00          10,000.00        10,000.00
          02/29/00       10,020.00           9,751.07         9,956.80
          03/31/00       10,500.00          10,705.02        10,351.59
          04/30/00       11,210.00          10,382.90        11,085.51
          05/31/00       11,380.00          10,169.85        11,227.30
          06/30/00       11,782.21          10,420.53        11,508.09
          07/31/00       12,863.52          10,257.66        12,590.54
          08/31/00       12,353.47          10,894.76        12,118.90
          09/30/00       12,917.10          10,319.63        12,583.78
          10/31/00       12,256.80          10,275.98        12,044.32
          11/30/00       12,545.68           9,465.82        12,293.51
          12/31/00       13,357.18           9,512.11        13,165.62
          01/31/01       13,166.06           9,849.60        13,160.88
          02/28/01       12,985.56           8,951.51        12,943.59
          03/31/01       13,011.84           8,384.43        13,028.89
          04/30/01       13,259.17           9,035.99        13,310.83
          05/31/01       13,528.01           9,096.53        13,634.95
          06/30/01       14,356.81           8,875.12        14,442.55
          07/31/01       14,107.03           8,787.79        14,152.26
          08/31/01       14,693.47           8,237.67        14,715.23
          09/30/01       14,357.71           7,572.48        14,073.94
          10/31/01       13,774.16           7,716.89        13,594.72
          11/30/01       14,489.84           8,308.85        14,415.30
          12/31/01       14,872.44           8,381.63        14,783.76
          01/31/02       14,665.88           8,259.35        14,725.36
          02/28/02       14,941.30           8,100.11        15,047.70
          03/31/02       15,890.26           8,404.75        16,020.83
          04/30/02       15,924.98           7,895.17        16,108.63
          05/31/02       16,237.46           7,836.98        16,324.00
          06/30/02       16,713.31           7,278.68        16,757.57
          07/31/02       15,871.80           6,711.30        15,850.31
          08/31/02       16,082.18           6,755.40        15,864.10
          09/30/02       15,490.44           6,021.22        15,236.68
          10/31/02       14,734.81           6,551.21        14,418.62
          11/30/02       15,395.99           6,936.81        15,107.83
          12/31/02       15,627.92           6,529.27        15,313.90
          01/31/03       15,206.84           6,358.21        14,867.96
          02/28/03       15,567.76           6,262.83        15,138.85
          03/31/03       15,946.57           6,323.58        15,507.33
          04/30/03    16,480.55              6,844.65        16,104.99
          05/31/03    17,257.25              7,205.36        17,016.53
          06/30/03    17,651.36              7,297.30        17,383.91
          07/31/03    18,484.90              7,425.73        18,308.56
          08/31/03    18,644.25              7,570.53        18,461.08
          09/30/03    19,208.53              7,490.14        19,110.54
          10/31/03    19,468.61              7,913.85        19,394.14
          11/30/03    20,310.76              7,983.49        20,248.64
          12/31/03    20,806.88              8,402.16        20,855.70
          01/31/04    21,575.63              8,556.39        21,690.34


                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND
       ONE YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (2/16/00)

                                                     Average Annual                       Average Annual
                                      One Year       Since Inception       One Year       Since Inception
                                       As of              As of              As of             As of
                                 December 31, 2003  December 31, 2003  January 31, 2004   January 31, 2004
                                 -----------------  -----------------  ----------------  ------------------
Lend Lease U.S. Real Estate
Securities Fund - Class K              32.47%             20.37%            41.21%             20.99%

Lend Lease U.S. Real Estate
Securities Fund - Class Y              33.14%             20.82%            41.88%             21.44%

S&P 500 Index/R                       28.68%             -4.39%            34.57%             -3.86%
Wilshire REIT Index                    36.19%             20.89%            45.89%             21.60%

--------------------------------------------------------------------------------
The line graphs shown above for the Fund assumes an initial investment of $10,000 made after the close of business on 2/15/00 (the Fund's inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance, particularly for periods of less than one year, is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures U.S. publicly traded Real Estate Investment Trusts.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on a Fund distributions or the redemption of Fund shares.

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS
JANUARY 31, 2004


  Number
 of Shares                                                              Value
-----------                                                          -----------
              COMMON STOCKS                                   90.0%

              APARTMENTS                                      20.6%
     16,090     Apartment Investment & Management Company            $   566,046
     41,170     Archstone-Smith Trust                                  1,129,293
     24,700     AvalonBay Communities, Inc.                            1,212,770
     14,910     BRE Properties, Inc.                                     492,925
     13,580     Camden Property Trust                                    590,730
     73,170     Equity Residential                                     2,129,247
     15,560     Essex Property Trust, Inc.                               967,054
      7,220     Gables Residential Trust                                 260,642
     21,530     Home Properties of New York, Inc.                        862,276
     69,100     United Dominion Realty Trust, Inc.                     1,278,350
                                                                     -----------
                                                                       9,489,333
                                                                     -----------

              DIVERSIFIED/SPECIALTY                            8.6%
     22,800     Catellus Development Corp.                               596,448
      6,590     Colonial Properties Trust                                264,918
      6,970     Cousins Properties, Inc.                                 213,979
      7,240     Glenborough Realty Trust, Inc.                           140,528
     46,710     Vornado Realty Trust                                   2,613,425
      4,540     Washington Real Estate Investment Trust                  133,022
                                                                     -----------
                                                                       3,962,320
                                                                     -----------

              INDUSTRIAL                                      11.9%
     36,270     AMB Property Corporation                               1,267,637
      5,710     CenterPoint Properties Corporation                       457,371
     13,780     Duke Realty Corporation                                  452,949
     25,890     Liberty Property Trust                                   998,836
     63,810     ProLogis                                               2,082,758
      4,710     PS Business Parks, Inc.                                  203,943
                                                                     -----------
                                                                       5,463,494
                                                                     -----------

              Office                                          17.5%
      9,410     Alexandria Real Estate Equities, Inc.                    582,009
     12,700     American Financial Realty Trust                          230,124
     24,320     Arden Realty, Inc.                                       753,920
     24,200     Boston Properties, Inc.                                1,210,726
     14,040     Brandywine Realty Trust                                  388,346
     24,940     CarrAmerica Realty Corporation                           792,344
      6,400     Corporate Office Properties Trust                        141,504
     29,900     Crescent Real Estate Equities Company                    538,200
     34,609     Equity Office Properties Trust                         1,026,157
      3,390     Kilroy Realty Corporation                                111,022
      7,690     Mack-Cali Realty Corporation                             311,983
     22,900     Maguire Properties, Inc.                                 556,470
      9,960     Prentiss Properties Trust                                333,660
     24,740     SL Green Realty Corporation                            1,063,078
                                                                     -----------
                                                                       8,039,543
                                                                     -----------

                   Lend Lease U.S. Real Estate Securities Fund

JANUARY 31, 2004


  Number
 of Shares                                                              Value
-----------                                                          -----------
              RETAIL - LOCAL                                  11.6%
     12,490     Developers Diversified Realty Corporation            $   429,406
     24,440     Federal Realty Investment Trust                        1,009,128
     11,120     Kimco Realty Corporation                                 512,966
     13,250     New Plan Excel Realty Trust                              334,032
     32,210     Pan Pacific Retail Properties, Inc.                    1,646,253
     23,730     Regency Centers Corporation                              989,541
      9,265     Weingarten Realty Investors                              440,087
                                                                     -----------
                                                                       5,361,413
                                                                     -----------


              RETAIL - REGIONAL                               19.8%
      7,770     CBL & Associates Properties, Inc.                        469,697
     51,810     General Growth Properties, Inc.                        1,554,300
     39,090     The Macerich Company                                   1,881,402
     13,820     The Rouse Company                                        680,497
     71,490     Simon Property Group, Inc.                             3,721,054
     35,900     Taubman Centers, Inc.                                    833,957
                                                                     -----------
                                                                       9,140,907
                                                                     -----------

              TOTAL COMMON STOCKS (COST $30,448,094)                  41,457,010
                                                                     -----------

              PREFERRED STOCKS                                 8.0%
     29,100     CBL & Associates Properties, Series C                    776,970
     15,600     Developers Diversified Realty Corporation, Series G      422,136
     54,200     Equity Office Properties Trust, Series G               1,496,462
     17,200     Lexington Corporate Properties Trust, Series B           455,800
      7,300     Mills Corporation, Series C                              198,633
     12,500     New Plan Excel Realty Trust, Series E                    342,500
                                                                     -----------

              TOTAL PREFERRED STOCKS (COST $3,414,726)                 3,692,501
                                                                     -----------

 Principal
  Amount
-----------
$   865,541   SHORT-TERM INVESTMENT                            1.9%
                UMB Bank Money Market Fiduciary                          865,541
                                                                     -----------

                TOTAL SHORT-TERM INVESTMENT (COST $865,541)              865,541
                                                                     -----------

                TOTAL INVESTMENTS (COST $34,728,361)          99.9%   46,015,052

                OTHER ASSETS LESS LIABILITIES                  0.1%       63,132
                                                                     -----------

                NET ASSETS                                   100.0%  $46,078,184
                                                                     ===========


See notes to financial statements.

Lend Lease U.S. Real Estate
Securities Fund


Statement of Assets and Liabilities
January 31, 2004

ASSETS:

  Investments, at value (cost $34,728,361)                           $46,015,052
  Interest and dividends receivable                                       89,055
  Due from advisor                                                         5,267
  Prepaid expenses and other assets                                       29,758
                                                                     -----------

  Total assets                                                        46,139,132
                                                                     -----------

LIABILITIES:
  Accrued distribution fees                                               12,305
  Other accrued expenses                                                  48,643
                                                                     -----------

  Total liabilities                                                       60,948
                                                                     -----------

NET ASSETS                                                           $46,078,184
                                                                     ===========

NET ASSETS CONSIST OF:
  Paid-in-capital                                                    $34,771,988
  Undistributed net investment income                                     67,519
  Accumulated undistributed net realized loss on investments            (48,014)
  Net unrealized appreciationon investments                           11,286,691

NET ASSETS                                                           $46,078,184
                                                                     ===========
SHARES OUTSTANDING, $0.0001 par value,
(Unlimited shares authorized)
  Class K                                                              1,682,718
  Class Y                                                                998,234

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  Class K                                                            $     17.23
                                                                     ===========
  Class Y                                                            $     17.12
                                                                     ===========

See notes to financial statements.

                  Lend Lease U.S. Real Estate Securities Fund


Statement of Operations
Year Ended January 31, 2004


INVESTMENT INCOME:
  Dividends                                                          $ 2,149,910
  Interest                                                                 3,397
                                                                     -----------

  Total investment income                                              2,153,307
                                                                     -----------

EXPENSES:
  Investment advisory fees (see note 5)                                  287,392
  Professional fees                                                      135,524
  Shareholder servicing fees                                              74,756
  Administration and accounting fees                                      72,046
  Distribution fees (see note 5)                                          59,673
  Insurance expense                                                       48,536
  Trustees' fees and expenses                                             31,755
  Federal and state registration fees                                     30,841
  Reports to shareholders                                                 22,571
  Custody fees                                                            13,035
  Other expenses                                                           3,153
                                                                     -----------

  Total expenses before waiver and reimbursement of expenses             779,282

  Less: Waiver and reimbursement of expenses                           (363,985)
                                                                     -----------

  Net expenses                                                           415,297
                                                                     -----------

NET INVESTMENT INCOME                                                  1,738,010
                                                                     -----------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                                       170,844
  Change in unrealized appreciation on investments                    10,443,702
                                                                     -----------
  Net gain on investments                                             10,614,546
                                                                     -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                            $12,352,556
                                                                     ===========

See notes to financial statements.

                  Lend Lease U.S. Real Estate Securities Fund


Statements of Changes in Net Assets


                                                  YEAR ENDED       YEAR ENDED
                                               JANUARY 31, 2004 JANUARY 31, 2003
                                               ---------------- ----------------
OPERATIONS:
  Net investment income                        $       1,738,01 $      1,099,229
  Net realized gain/(loss) on investments               170,844        (283,490)
  Change in unrealized appreciation on
    investments                                       10,443,70        (382,960)
                                               ---------------- ----------------
    Net increase in net assets resulting
      from operations                                12,352,556          432,779
                                               ---------------- ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares
    Class K shares                                    6,099,862        5,434,171
    Class Y shares                                    9,531,886        4,386,772
  Shares issued to shareholders in reinvestment
    of distributions
    Class K shares                                    1,105,895          711,627
    Class Y shares                                      569,998          274,201
  Payments for shares redeemed
    Class K shares                                   (4,027,87)        (457,840)
    Class Y shares                                   (2,992,11)      (1,531,278)
                                               ---------------- ----------------
    Net increase from capital share
      transactions                                   10,287,648        8,817,653
                                               ---------------- ----------------

DISTRIBUTIONS PAID FROM:
  Net investment income
    Class K shares                                    (932,399)        (641,287)
    Class Y shares                                    (495,243)        (248,285)
  Net realized gains
    Class K shares                                    (176,598)         (73,114)
    Class Y shares                                    (104,280)         (25,917)
                                               ---------------- ----------------
  Total distributions                                (1,708,52)        (988,603)
                                               ---------------- ----------------

TOTAL INCREASE IN NET ASSETS                         20,931,688        8,261,829

NET ASSETS:
  Beginning of year                                  25,146,500       16,884,671
                                               ---------------- ----------------

End of year (includes undistributed net
  investment income of $67,519 and
  $53,924, respectively)                       $     46,078,184 $     25,146,500
                                               ================ ================

See notes to financial statements.

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout
  the Year/Period.

                                                    CLASS K           CLASS K           CLASS K           CLASS K
                                                ----------------  ----------------  ----------------  ----------------
                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                JANUARY 31, 2004  JANUARY 31, 2003  JANUARY 31, 2002  JANUARY 31, 2001(1)
                                                ----------------  ----------------  ----------------  ----------------
NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                 $12.76            $12.91            $12.55            $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.70              0.64              0.70              0.53
  Net realized and unrealized gain/(loss)
    on investments                                          4.46            (0.19)              0.66              2.58
                                                ----------------  ----------------  ----------------  ----------------

    Total from investment operations                        5.16              0.45              1.36              3.11
                                                ----------------  ----------------  ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income                    (0.58)            (0.55)            (0.66)            (0.54)
  Distributions from capital gains                        (0.11)            (0.05)            (0.34)            (0.02)
                                                ----------------  ----------------  ----------------  ----------------
    Total distributions                                   (0.69)            (0.60)            (1.00)            (0.56)

                                                ----------------  ----------------  ----------------  ----------------

NET ASSET VALUE, END OF YEAR/PERIOD             $          17.23  $          12.76  $          12.91  $          12.55
                                                ----------------  ----------------  ----------------  ----------------


TOTAL RETURN                                              41.21%             3.29%            11.01%            31.33%(2)


SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year/period                $     28,984,996  $     18,727,963  $     13,364,481  $     11,727,066
  Ratio of expenses to average net assets                  1.25%             1.25%             1.25%             1.25%(3)
  Ratio of expenses before waivers to
    average net assets                                     2.23%             2.75%             2.96%             7.36%(3)
  Ratio of net investment income to average
    net assets                                             4.75%             5.21%             5.54%             5.02%(3)
  Ratio of net investment income before waivers
    to average net assets                                  3.77%             3.71%             3.83%           (1.09)%(3)
  Portfolio turnover rate                                    15%               30%               54%               25%(2)

(1) Commenced operations on February 16, 2000
(2) Not annualized for periods less than a year
(3) Annualized

See notes to financial statements.

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout
  the Year/Period.

                                                    CLASS Y           CLASS Y           CLASS Y           CLASS Y
                                                ----------------  ----------------  ----------------  ----------------
                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                JANUARY 31, 2004  JANUARY 31, 2003  JANUARY 31, 2002  JANUARY 31, 2001(1)
                                                ----------------  ----------------  ----------------  ----------------
NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                 $12.64            $12.78            $12.40            $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.70              0.67              0.74              0.66
  Net realized and unrealized gain/(loss)
    on investments                                          4.49            (0.17)              0.65              2.49
                                                ----------------  ----------------  ----------------  ----------------

    Total from investment operations                        5.19              0.50              1.39              3.15
                                                ----------------  ----------------  ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income                    (0.60)            (0.59)            (0.67)            (0.72)
  Distributions from capital gains                        (0.11)            (0.05)            (0.34)            (0.03)
                                                ----------------  ----------------  ----------------  ----------------
    Total distributions                                   (0.71)            (0.64)            (1.01)            (0.75)

                                                ----------------  ----------------  ----------------  ----------------

NET ASSET VALUE, END OF YEAR/PERIOD             $          17.12  $          12.64  $          12.78  $          12.40
                                                ----------------  ----------------  ----------------  ----------------


TOTAL RETURN                                              41.88%             3.69%            11.39%            31.66%(2)


SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year/period                $     17,093,188  $      6,418,537  $      3,520,190  $        686,703
  Ratio of expenses to average net assets                  0.97%             0.97%             0.97%             0.97%(3)
  Ratio of expenses before waivers to
    average net assets                                     2.06%             2.90%             3.85%            22.69%(3)
  Ratio of net investment income to average
    net assets                                             5.01%             5.58%             5.82%             5.80%(3)
  Ratio of net investment income before waivers
    to average net assets                                  3.92%             3.65%             2.94%          (15.91)%(3)
  Portfolio turnover rate                                    15%               30%               54%               25%(2)

(1) Commenced operations on February 16, 2000
(2) Not annualized for periods less than a year
(3) Annualized

See notes to financial statements.

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                        NOTES TO FINANCIAL STATEMENTS
                               JANUARY 31, 2004


1.   ORGANIZATION

     Lend Lease Funds (the "Trust") was organized on October 28, 1999 as a Delaware business trust and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust currently consists of one investment portfolio: Lend Lease U.S. Real Estate Securities Fund (the "Fund"). The Fund is a non-diversified portfolio of the Trust and is authorized to issue three classes of shares: Class A, Class K and Class Y. The Fund's share classes differ in terms of sales charges, fees and eligibility requirements. The Fund's Class K and Class Y commenced operations on February 16, 2000. As of January 31, 2004, the Fund's Class K and Class Y shares are outstanding. A substantial portion of the shares issued by the Fund are held by Lend Lease Real Estate Investments, Inc., (the "Adviser") and an affiliate in an amount equaling 38%.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

     INVESTMENT VALUATION - Equity securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains each year to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision has been made.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                               JANUARY 31, 2004


     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at January 31, 2004, reclassifications were recorded to decrease accumulated undistributed net realized loss on investments by $296,773 and decrease undistributed net investment income by $296,773.

     EXPENSES - Each class of shares is charged for those expenses directly attributable to the class. Expenses that are not directly attributable to a class of shares are typically allocated among the classes in proportion to their relative shares outstanding.

     INDEMNIFICATIONS - Under the Fund's organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3.   CAPITAL TRANSACTIONS

     Transactions of the Fund were as follows:

                                      YEAR ENDED              YEAR ENDED
                                   JANUARY 31, 2004        JANUARY 31, 2003
                                ----------------------- -----------------------
CLASS K SHARES:                  SHARES       DOLLARS    SHARES       DOLLARS
                                ---------   ----------- ---------   -----------
     Shares sold                  409,549    $6,099,862  414,549     $5,434,171
     Shares issued to holders
       in reinvestment of
       dividends and
       capital gains               71,911     1,105,895   52,767        711,627
     Shares redeemed            (266,179)   (4,027,874) (35,233)      (457,840)
                                ---------   ----------- ---------   -----------
     Net increase                 215,281     3,177,883  432,083      5,687,958
                                ---------   ----------- ---------   -----------

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                               JANUARY 31, 2004



                                      YEAR ENDED              YEAR ENDED
                                   JANUARY 31, 2004        JANUARY 31, 2003
                                ----------------------- -----------------------
CLASS Y SHARES:                  SHARES       DOLLARS    SHARES       DOLLARS
                                ---------   ----------- ---------   -----------
     Shares sold                  650,319     9,531,886   328,477     4,386,772
     Shares issued to holders
       in reinvestment of
       dividends and
       capital gains               36,986       569,998    20,578       274,201
     Shares redeemed            (196,899)   (2,992,119) (116,593)   (1,531,278)
                                ---------   ----------- ---------   -----------
     Net increase                 490,406     7,109,765   232,462     3,129,695
                                ---------   ----------- ---------   -----------

     Net increase from capital
       share transactions         705,687   $10,287,648   664,545    $8,817,653
                                =========   =========== =========   ===========

4.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the Fund, excluding short-term investments, for the year ended January 31, 2004 were $14,872,261 and $5,056,890 respectively. There were no purchases or sales of U.S. Government securities for the year ended January 31, 2004.

5.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an Investment Advisory Agreement with the Adviser. The Adviser has entered into a Sub-Advisory Agreement with Lend Lease Rosen Real Estate Securities LLC (the "Sub-Adviser") which is responsible for the day to day management of the Fund's investment program. The Fund pays a fee based on the Fund's average daily net assets at the annual rate of 0.80% for the services provided by the Adviser and Sub-Adviser. The Adviser and Sub-Adviser have contractually agreed to limit the annual operating expenses of Class K and Class Y shares of the Fund to 1.25% and 0.97%, respectively, through January 31, 2004, subject to later reimbursement by the Fund in certain circumstances. The expense limitation has been renewed through January 31, 2005. The Adviser has contractually agreed that in the event that the foregoing Fund expense limitation is not renewed, the Adviser will limit the Fund's Class K and Y shares total annual fund operating expense to 2.25% through January 31, 2011. During the year ended January 31, 2004, the Adviser and Sub-Adviser waived investment advisory fees for the Fund of $287,392 and reimbursed the Fund $76,593 for other expenses. The Adviser is entitled to recoup from the Funds amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund's expenses, including such recouped amounts, do not exceed the stated expense limitations. At January 31, 2004, $676,008 and $303,440 was subject to potential recoupment for Class K and Class Y, respectively.

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                               JANUARY 31, 2004


     Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution for the Class K shares of the Fund (the "Plan") which permits the Fund to pay for certain expenses associated with the distribution of its Class K shares and for services provided to its Class K shareholders. Under the Plan, the Fund's Class K shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class. During the year ended January 31, 2004, the Fund incurred distribution expenses of $59,673.

6.   INVESTMENT RISKS

     As an investor in real estate investment trusts and other public companies in the real estate industry, the Fund is subject to certain risks generally incidental to the development, ownership and management of real property. These risks include the cyclical nature of real estate markets; changes in general economic, business and credit conditions, including interest rate levels and availability of financing; applicable federal, state, and local regulations; changes in availability and cost of insurance; increases in the costs of labor and materials; material shortages; strikes; changes in market rental rates; competition for tenants; the bankruptcy or insolvency of tenants; and potential liability under environmental and other laws.

7.   FEDERAL INCOME TAX INFORMATION

     At January 31, 2004, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes was as follows:


     Cost of investments                                           $34,788,198
                                                                   ===========

     Gross unrealized appreciation                                 $11,356,163
     Gross unrealized depreciation                                    (129,309)
                                                                   -----------

     Net unrealized appreciation on investments                    $11,226,854
                                                                   ===========

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                               JANUARY 31, 2004



     The tax basis of components of distributable net earnings at January 31, 2004 were as follows:


     Undistributed ordinary income                                     $82,948
     Accumulated capital and other losses                               (3,606)
     Unrealized appreciation                                        11,226,854
                                                                   -----------

     Total accumulated earnings                                    $11,306,196
                                                                   ===========

     The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral from return of capital adjustments from real estate investment trusts and losses on wash sales.

     At January 31, 2004, the Fund had realized net long-term capital losses from transactions between November 1, 2003 and January 31, 2004 of $3,606. Post-October losses for tax purposes are deferred and will be recognized in the fiscal year ending January 31, 2005.

     The tax components of distributions paid during the fiscal years ending January 31, 2004 and January 31, 2003 were as follows:

                                                YEAR ENDED        YEAR ENDED
                                             JANUARY 31, 2004  JANUARY 31, 2003
                                             ----------------  ----------------

    Distributions paid from:
      Ordinary income                           $1,560,537         $904,420
      Net long-term capital gains                  101,798           45,728
      Unrecaptured section 1250 gain                46,185           38,455
                                             ----------------  ----------------

    Total distributions paid                    $1,708,520         $988,603
                                             ================  ================

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                               JANUARY 31, 2004


     TAX DESIGNATION (UNAUDITED) -

     Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates up to a maximum of $30,000 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended January 31, 2004. In the beginning of 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004.

     The Fund hereby designates $147,983 as long-term capital gain distributions for the purpose of the dividends paid deduction.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders
Lend Lease U.S. Real Estate Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lend Lease U.S. Real Estate Securities Fund (the "Fund"), at January 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

San Francisco, California
February 27, 2004

LEND LEASE FUNDS
FUND TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER         OTHER
                                                                                                            OF FUNDS   DIRECTORSHIPS
                                          CURRENT POSITION             PRINCIPAL OCCUPATION                 OVERSEEN   HELD OUTSIDE
                                             HELD WITH                    DURING THE PAST                  WITHIN THE    THE FUND
NAME/BIRTH DATE          ADDRESS             THE FUND                       FIVE YEARS                    FUND COMPLEX   COMPLEX
William J. Klipp  1995 University Avenue, Trustee           Private investor (2000-present); President         1       Director of
   12/9/55              Suite 550         since 2000        and Chief Operating Officer, Charles Schwab                Assetmark
                    Berkeley, CA 94704                      Investment Management, Inc., an investment                 Funds
                                                            advisory firm (1995-1999); Executive Vice
                                                            President, SchwabFunds/R and Charles Schwab
                                                            & Co., Inc., afinancial services company
                                                            (1995-1999).
------------------------------------------------------------------------------------------------------------------------------------

Scott MacKillop   1995 University Avenue, Trustee           President and Principal, Trivium Consulting,       1       None
   5/2/51               Suite 550         since 2002        LLC, consultant to financial service
                    Berkeley, CA 94704                      organizations (2001-present); President
                                                            (1999-2000), Executive Vice President and
                                                            Chief Operating Officer Portfolio Management
                                                            Consultants, Inc., consulting (1997-1999),
                                                            to financial advisors and institutions;
                                                            President, ADAM Investment Services, Inc.,
                                                            consulting to financial advisors and
                                                            institutions (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------

Kevin Malone     Greenrock Research, LLC  Trustee           President and Founder, Greenrock                   1       None
   7/3/47        231 West 22nd Street     since 2000        Research, LLC (1996-present).
                 Oak Brook, IL 60523

INTERESTED TRUSTEE* AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

Michael A. Torres 1995 University Avenue, Trustee, President   Chief Executive Officer, Lend Lease Rosen       1
   6/21/60              Suite 550         since 2002, Vice     Real Estate Securities LLC, an investment
                    Berkeley, CA 94704    President 2000-2002  advisory firm (1998-present); President,
                                                               ERE Rosen Real Estate Securities, L.L.C.,
                                                               an investment advisory firm (1997-1998);
                                                               Director, AMB Rosen Real Estate
                                                               Securities L.L.C., an investment advisory
                                                               firm (1995-1997).
------------------------------------------------------------------------------------------------------------------------------------

Mark A. Hoopes    1995 University Avenue, Treasurer since      Principal (2002-present), Vice President        1       None
   3/31/64              Suite 550         2003, Vice President (2000-2001), Lend Lease Real Estate
                    Berkeley, CA 94704    since 2000 and       Investments, Inc.; Account Director,
                                          Assistant Treasurer  Mutual Fund Services Division, SEI
                                          2000-2003            Investments, Inc. (1994-2000).
------------------------------------------------------------------------------------------------------------------------------------

Mark J. Nuti      1995 University Avenue, Secretary            Chief Operating Officer, Lend Lease Rosen       1       None
   3/29/58              Suite 550         since 2003           Real Estate Securities LLC, an investment
                    Berkeley, CA 94704                         advisory firm (2003-present); Director,
                                                               Senior Vice President and Chief Operating
                                                               Officer, Jurika & Voyles, L.P., an
                                                               investment advisory firm (1999-2003).

* Mr. Torres is an "interested person" of Lend Lease Funds within the meaning of the 1940 Act by virtue of his position with the Trust and with Lend Lease Rosen Real Estate Securities LLC, the sub-adviser for the Fund.

Each Trustee serves until the Trust is terminated except if the Trustee dies, resigns, retires or is removed before then. The Trust's President, Treasurer, and Secretary hold office until the next annual meeting of the Trustees and until their respective successors are chosen and qualified or if before then, until he or she dies, resigns, is removed or becomes disqualified. The Vice President holds office at the pleasure of the Trustees. Additional information about the Trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-877-563-5327.

TRUSTEES                             William J. Klipp
                                     Scott MacKillop
                                     Kevin Malone
                                     Michael A. Torres

INVESTMENT ADVISER                   LEND LEASE REAL ESTATE INVESTMENTS, INC.
                                     Monarch Tower
                                     3424 Peachtree Road N.E.
                                     Suite 800
                                     Atlanta, GA 30326

INVESTMENT SUB-ADVISER               LEND LEASE ROSEN REAL ESTATE SECURITIES LLC
                                     1995 University Avenue, Suite 550
                                     Berkeley, CA  94704

ADMINISTRATOR AND                    UMB FUND SERVICES, INC.
FUND ACCOUNTANT                      803 West Michigan Avenue, Suite A
                                     Milwaukee, Wisconsin 53233

CUSTODIAN                            UMB BANK, N.A.
                                     928 Grand Blvd.
                                     Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS              PRICEWATERHOUSECOOPERS LLP
                                     333 Market Street
                                     San Francisco, CA  94105

LEGAL COUNSEL                        GOODWIN PROCTER LLP
                                     Exchange Place
                                     Boston, MA 02109

DISTRIBUTOR                          UMB DISTRIBUTION SERVICES, LLC
                                     803 West Michigan Avenue, Suite A
                                     Milwaukee, Wisconsin 53233

DIVIDEND-DISBURSING                  UMB FUND SERVICES, INC.
AND TRANSFER AGENT                   c/o Lend Lease Funds
                                     803 West Michigan Avenue, Suite A
                                     Milwaukee, Wisconsin 53233

This report is submitted for the general information of shareholders of Lend Lease Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Lend Lease U.S. Real Estate Securities Fund. The Prospectus provides more complete information, including fees and expenses, the investment objectives, risks and operating policies of the Fund. Read the Prospectus carefully.

                                                            LE 410 0104

ITEM 2.  CODE OF ETHICS.

As of January 31, 2004, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, (the "Code") that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Having reviewed and discussed the background and qualification of each member of its audit committee, the Board of Trustees has determined that no member of the audit committee satisfies the definition of audit committee financial expert in Form N-CSR. Based on this evaluation, the Board has nevertheless concluded that its audit committee members' experience and expertise will enable them to effectively perform their oversight duties with respect to the Trust's financial statements and the Trust's independent auditors.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees - aggregate fees billed for professional services rendered by the
----------
principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
      Fiscal year ended January 31, 2004  $20,000
      Fiscal year ended January 31, 2003  $18,438

Audit-Related Fees - aggregate fees billed for assurance and related services by
------------------
the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.
      None.

Tax Fees - aggregate fees billed for professional services rendered by the
--------
principal accountant for review of tax filings and tax advice.
      Fiscal year ended January 31, 2004  $6,325
      Fiscal year ended January 31, 2003  $6,175

All Other Fees - the Registrant's principal accountant provided no services to
--------------
the Registrant in fiscal 2002 and 2003 other than those shown above.

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:
      Fiscal year ended January 31, 2004  $1,119,349
      Fiscal year ended January 31, 2003  $1,349,327

The audit committee of the Registrant's board of directors has considered whether the provision of non-audit services that was rendered to the Registrant's investment adviser and sub-adviser and was not required to be pre-approved by the audit committee is compatible with maintaining the independence of the Registrant's principal accountant. The audit committee receives quarterly reports on the amount and nature of such services and discusses such services and their effect on the principal accountant's independence with the Registrant's principal accountant in connection with the committee's deliberations regarding the engagement of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.
(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) The code of ethics referred to in Item 2.
(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.
(a)(3) Not applicable.
(b)    The certifications required by Rule 30a-2(b) under the 1940 Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lend Lease Funds

By:   /s/ Michael A. Torres
      ---------------------------
      Michael A. Torres
      Principal Executive Officer

Date: April 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Michael A. Torres
      ---------------------------
      Michael A. Torres
      Principal Executive Officer

Date: April 8, 2004


By:   /s/ Mark A. Hoopes
      ---------------------------
      Mark A. Hoopes
      Principal Financial Officer

Date: April 8, 2004